                                                                      Exhibit 21

            -----------------------------------------------------
                    EQUITY RESIDENTIAL PROPERTIES TRUST
                                SUBSIDARIES
            ----------------------------------------------------

      1     ERP OPERATING LIMITED PARTNERSHIP
      2     EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
      3     MERRY LAND DOWNREIT I LP
      4     EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
      5     EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
      6     EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
      7     EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
      8     EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III
      9     EVANS WITHYCOMBE MANAGEMENT INC.
      10    WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
      11    ARTERY NORTHAMPTON LIMITED PARTNERSHIP
      12    BUENA VISTA PLACE ASSOCIATES
      13    Capital Realty Investors Tax Exempt Fund, L.P.
      14    CAPREIT Arbor Glen L.P.
      15    CAPREIT ATRIUM, L.P.
      16    CAPREIT BOTANY ARMS, L.P.
      17    CAPREIT BRECKENRIDGE
      18    CAPREIT BURWICK FARMS, L.P.
      19    CAPREIT Cedars L.P.
      20    CAPREIT CHIMNEYS, L.P.
      21    CAPREIT CLARION, L.P.
      22    CAPREIT CONCORDE BRIDGE, L.P.
      23    CAPREIT CREEKWOOD, L.P.
      24    CAPREIT EASTLAND ON THE LAKE, L.P.
      25    CAPREIT Farmington Gates L.P.
      26    CAPREIT GARDEN LAKE, L.P.
      27    CAPREIT GLENEAGLE, L.P.
      28    CAPREIT GREYEAGLE, L.P.
      29    CAPREIT HAMPTON ARMS, L.P.
      30    CAPREIT HIDDEN OAKS, L.P.
      31    CAPREIT HIGHLAND GROVE, L.P.
      32    CAPREIT MARINER'S WHARF, L.P.
      33    CAPREIT NORTHLAKE, L.P.
      34    CAPREIT Ridgeway Commons L.P.
      35    CAPREIT River Oak L.P.
      36    CAPREIT SILVER SPRINGS, L.P.
      37    CAPREIT SYCAMORE RIDGE, L.P.
      38    CAPREIT TARMARIND AT STONEBRIDGE, L.P.
      39    CAPREIT TIVOLI LAKES CLUB, L.P.
      40    CAPREIT Westwood Pines L.P.
      41    CAPREIT Woodcrest Villa L.P.
      42    CAPREIT WOODLAND MEADOWS, L.P.
      43    CARROLLWOOD LP
      44    CEDAR CREST GENERAL PARTNERSHIP
      45    COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
      46    COUNTRY RIDGE GENERAL PARTNERSHIP
      47    CRICO of  Trailway Pond II, L.P.
      48    CRICO of  White Bear Woods I, L.P.
      49    CRICO of Ethan's I, L.P.
      50    CRICO of Ethan's II, L.P.
      51    CRICO of Fountain Place, L.P.
      52    CRICO of James Street Crossing, L.P.
      53    CRICO of Ocean Walk, L.P.
      54    CRICO of Regency Woods, L.P.
      55    CRICO of Trailway Pond I, L.P.
      56    CRICO of Valley Creek I, L.P.
      57    CRICO of Valley Creek II, L.P.
      58    CRICO of Woodlane Place, L.P.
      59    CRICO Royal Oaks, L.P.
      60    E-G-ONE ASSOCIATES
      61    E-G-TWO ASSOCIATES
      62    E-LODGE ASSOCIATES LIMITED PARTNERSHIP
      63    EQR- ARBORS FINANCING LIMITED PARTNERSHIP
      64    EQR- IRONWOOD, L.L.C.

            -----------------------------------------------------
                    EQUITY RESIDENTIAL PROPERTIES TRUST
                                SUBSIDARIES
            ----------------------------------------------------


      65    EQR- WYNDRIDGE II, L.L.C.
      66    EQR-740 RIVER DRIVE, LLC
      67    EQR-ALDERWOOD LP
      68    EQR-ARBORETUM, LLC
      69    EQR-ARIZONA, L.L.C.
      70    EQR-ARTBHOLDER, L.L.C.
      71    EQR-ARTCAPLOAN, L.L.C.
      72    EQR-BELLEVUE MEADOW GP LP
      73    EQR-BELLEVUE MEADOW LP
      74    EQR-BOND PARTNERSHIP
      75    EQR-BRAMBLEWOOD GP LP
      76    EQR-BRAMBLEWOOD LP
      77    EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
      78    EQR-BRIARWOOD GP LP
      79    EQR-BRIARWOOD LP
      80    EQR-BROADWAY LP
      81    EQR-BROOKSIDE, LLC
      82    EQR-BS FINANCING LIMITED PARTNERSHIP
      83    EQR-CALIFORNIA, L.L.C
      84    EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
      85    EQR-CANTER CHASE GENERAL PARTNERSHIP
      86    EQR-CEDAR POINTE GP LP
      87    EQR-CEDAR POINTE LP
      88    EQR-CEDAR RIDGE GP, LLC
      89    EQR-CEDAR RIDGE LP
      90    EQR-CHARDONNAY PARK, L.L.C.
      91    EQR-CHELSEA SQUARE GP LP
      92    EQR-CHELSEA SQUARE LP
      93    EQR-COACHMAN TRIALS, LLC
      94    EQR-CONNOR, LLC
      95    EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
      96    EQR-CREEKSIDE GP LP
      97    EQR-CREEKSIDE LP
      98    EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
      99    EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
      100   EQR-DORAL FINANCING LIMITED PARTNERSHIP
      101   EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
      102   EQR-EOI FINANCING LIMITED PARTNERSHIP
      103   EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
      104   EQR-FAIRFIELD, LLC
      105   EQR-FERNBROOK, LLC
      106   EQR-FIELDERS CROSSING GP, LLC
      107   EQR-FIELDERS CROSSING LP
      108   EQR-FIRESIDE, LLC
      109   EQR-FLATLANDS, LLC
      110   EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
      111   EQR-GRANDVIEW I GP LP
      112   EQR-GRANDVIEW I LP
      113   EQR-GRANDVIEW II GP LP
      114   EQR-GRANDVIEW II LP
      115   EQR-GREENHAVEN GP LP
      116   EQR-GREENHAVEN LP
      117   EQR-HIGHLINE OAKS, L.L.C.
      118   EQR-IRONWOOD, LLC
      119   EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
      120   EQR-LAKESHORE AT PRESTON LP
      121   EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
      122   EQR-LAKEWOOD GREENS GP, LLC
      123   EQR-LAKEWOOD GREENS LP
      124   EQR-LEXINGTON FARM, LLC
      125   EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
      126   EQR-LINCOLN VILLAGE (CA) I LP
      127   EQR-LINCOLN VILLAGE (CA) II LP
      128   EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
      129   EQR-MARKS A, L.L.C.

               -------------------------------------------------
                      EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES
               -------------------------------------------------

130            EQR-MARKS B, L.L.C.
131            EQR-MARTINS LANDING, LLC
132            EQR-MET CA FINANCING LIMITED PARTNERSHIP
133            EQR-MET FINANCING LIMITED PARTNERSHIP
134            EQR-MILL POND, LLC
135            EQR-MISSOURI, L.L.C.
136            EQR-MOUNTAIN SHADOWS GP LP
137            EQR-MOUNTAIN SHADOWS LP
138            EQR-MUIRFIELD, LLC
139            EQR-NORTH CREEK, LLC
140            EQR-NORTH HILL, L.L.C.
141            EQR-OLDE REDMOND GP LP
142            EQR-OLDE REDMOND LP
143            EQR-OLDE REDMOND LP LP
144            EQR-OREGON, L.L.C.
145            EQR-OVERLOOK MANOR II, LLC
146            EQR-PARK PLACE I GENERAL PARTNERSHIP
147            EQR-PARK PLACE II GENERAL PARTNERSHIP
148            EQR-PARKCREST, LLC
149            EQR-PARKSIDE LP
150            EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
151            EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
152            EQR-PLANTATION, L.L.C.
153            EQR-PLEASANT RIDGE LP
154            EQR-PORTLAND CENTER, LLC
155            EQR-PRESTON BEND, G.P.
156            EQR-RESERVE SQUARE LIMITED PARTNERSHIP
157            EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
158            EQR-RIVER PARK LP
159            EQR-SANDSTONE LP
160            EQR-SMOKETREE, LLC
161            EQR-SONTERRA AT FOOTHILLS RANCH LP
162            EQR-SOUTHWOOD GP LP
163            EQR-SOUTHWOOD LP
164            EQR-SOUTHWOOD LP I LP
165            EQR-SOUTHWOOD LP II LP
166            EQR-SPINNAKER COVE, L.L.C.
167            EQR-SUMMER CREEK, LLC
168            EQR-SUMMERWOOD LP
169            EQR-SURREY DOWNS GP LP
170            EQR-SURREY DOWNS LP
171            EQR-SURREY DOWNS LP LP
172            EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
173            EQR-TANASBOURNE TERRACE FINANCING LIMITED PARTNERSHIP
174            EQR-THE LAKES AT VININGS, LLC
175            EQR-TIMBERWOOD GP LP
176            EQR-TIMBERWOOD LP
177            EQR-TOWNHOMES OF MEADOWBROOK, LLC
178            EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
179            EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
180            EQR-VILLA SERENAS GENERAL PARTNERSHIP
181            EQR-VILLAGE OAKS GENERAL PARTNERSHIP
182            EQR-VILLAS OF JOSEY RANCH GP, LLC
183            EQR-VILLAS OF JOSEY RANCH LP
184            EQR-VININGS AT ASHLEY LAKE, L.L.C.
185            EQR-VIRGINIA, L.L.C.
186            EQR-WARWICK, L.L.C.
187            EQR-WASHINGTON, L.L.C.
188            EQR-WATERFALL, L.L.C.
189            EQR-WATSON G.P.
190            EQR-WELLINGTON, L.L.C.
191            EQR-WEST COAST PORTFOLIO GP, LLC
192            EQR-WIMBLEDON OAKS LP
193            EQR-WOODLAKE GP LP
194            EQR-WOODLAKE LP

               -------------------------------------------------
                      EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES
               -------------------------------------------------

195            EQR-WOODLEAF GP LP
196            EQR-WOODLEAF LP
197            EQR-WOODRIDGE I LP
198            EQR-WOODRIDGE II LP
199            EQR-WOODRIDGE III LP
200            EQR-WOODRIDGE, LLC
201            EQR-WYNDRIDGE III, L.L.C.
202            EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
203            EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
204            EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
205            EQUITY-LODGE VENTURE LTD.
206            ERP-SOUTHEAST PROPERTIES, LLC
207            EVANS WITHYCOMBE FINANCE, L.P.
208            EW CHANDLER, L.P.
209            FOREST PLACE ASSOCIATES
210            FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
211            FPAII, L.P.
212            Geary Courtyard Associates
213            GEORGIAN WOODS ANNEX ASSOCIATES
214            GLENLAKE CLUB L.P.
215            GREENWICH WOODS LIMITED PARTNERSHIP
216            HAMMOCKS AT LONG POINT, LLC
217            HORIZON PLACE ASSOCIATES
218            HUNTERS'S GLEN GENERAL PARTNERSHIP
219            HUNTINGTON, LLC
220            LANDON LEGACY PARTNERS LIMITED
221            LANDON PRAIRIE CREEK PARTNERS LIMITED
222            LENOX PLACE LP
223            MAGNOLIA VILLA, LLC
224            MCCASLIN HIDDEN LAKES, LTD.
225            MCCASLIN RIVERHILL, LTD.
226            MCKINLEY HILLS PARTNERS-85,
227            MERRY LAND, LLC
228            ML NORTH CAROLINA APARTMENTS LP
229            ML TENNESSEE APARTMENTS LP
230            ML TEXAS APARTMENTS LP
231            NORTHRIDGE LAKES LP
232            NRL ASSOCIATES LP
233            OAKS AT BAYMEADOWS ASSOCIATES
234            OAKS AT REGENCY ASSOCIATES
235            ROLIDO PARQUE GP
236            ROSEHILL POINTE GENERAL PARTNERSHIP
237            SARASOTA BENEVA PLACE ASSOICATES, LTD.
238            SEAGULL DRIVE JOINT VENTURE
239            SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
240            SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
241            SONGBIRD GENERAL PARTNERSHIP
242            SUMMIT PLACE, LLC
243            SUNNY OAK VILLAGE GENERAL PARTNERSHIP
244            THE CROSSINGS ASSOCIATES
245            THE GATES OF REDMOND, L.L.C.
246            THE WIMBERLY APARTMENT HOMES, LTD.
247            THIRD TOWNE CENTRE LIMITED PARTNERSHIP
248            TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
249            VININGS CLUB AT METROWEST LP
250            WINDSOR PLACE, LLC
251            WOOD FOREST ASSOCIATES
252            WOODCREST (AUGUSTA), LLC

          QUALIFIED REIT SUBSIDIARIES:
          ----------------------------

1         EQR-QRS HIGHLINE OAKS, INC
2         EQR-QRS RIDGEMONT/MOUNTAIN BROOK, INC
3         EQR-QRS SPINNAKER COVE, INC.
4         EQR-QRS WYNDRIDGE II, INC.
5         EQR-QRS WYNDRIDGE III, INC.
6         ERP-QRS ARBORS, INC.
7         ERP-QRS BRETON HAMMOCKS, INC.
8         ERP-QRS BS, INC.
9         ERP-QRS CAMELLERO, INC.
10        ERP-QRS CANTER CHASE, INC.
11        ERP-QRS CEDAR CREST, INC.
12        ERP-QRS CEDAR RIDGE, INC.
13        ERP-QRS CHAPARRAL CREEK, INC.
14        ERP-QRS CONTINENTAL VILLAS, INC.
15        ERP-QRS COUNTRY CLUB I, INC.
16        ERP-QRS COUNTRY CLUB II, INC.
17        ERP-QRS COUNTRY RIDGE, INC.
18        ERP-QRS CPRT II, INC.
19        ERP-QRS CPRT, INC.
20        ERP-QRS CREEKSIDE OAKS, INC.
21        ERP-QRS DARTMOUTH WOODS, INC.
22        ERP-QRS DORAL, INC.
23        ERP-QRS EMERALD PLACE, INC.
24        ERP-QRS EOI, INC.
25        ERP-QRS ESSEX PLACE, INC.
26        ERP-QRS FAIRFIELD, INC.
27        ERP-QRS FLATLANDS, INC.
28        ERP-QRS GEORGIAN WOODS ANNEX, INC.
29        ERP-QRS GLENLAKE CLUB, INC.
30        ERP-QRS GOVERNOR'S PLACE, INC.
31        ERP-QRS GREENWICH WOODS, INC.
32        ERP-QRS HARBOR POINTE, INC.
33        ERP-QRS HUNTER'S GLEN, INC.
34        ERP-QRS LAKEVILLE RESORT, INC.
35        ERP-QRS LAKEWOOD GREENS, INC.
36        ERP-QRS LINCOLN GREEN, INC.
37        ERP-QRS LODGE (OK), INC.
38        ERP-QRS MAGNUM, INC.
39        ERP-QRS MET CA, INC.
40        ERP-QRS MET, INC.
41        ERP-QRS NORTHAMPTON I, INC.
42        ERP-QRS PARK PLACE I, INC.
43        ERP-QRS PARK PLACE II, INC.
44        ERP-QRS PINE MEADOWS GARDEN, INC.
45        ERP-QRS PLANTATION, INC.
46        ERP-QRS PRESTON BEND, INC.
47        ERP-QRS RESERVE SQUARE, INC.
48        ERP-QRS ROLIDO PARQUE, INC.
49        ERP-QRS ROSEHILL POINTE, INC.
50        ERP-QRS SLEEPY HOLLOW, INC.
51        ERP-QRS SONGBIRD, INC.
52        ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
53        ERP-QRS STONEBROOK, INC.
54        ERP-QRS SUNNY OAK VILLAGE, INC.
55        ERP-QRS SWN LINE, INC.
56        ERP-QRS TANASBOURNE TERRACE, INC.
57        ERP-QRS TOWNE CENTRE III, INC.
58        ERP-QRS TOWNE CENTRE IV, INC.
59        ERP-QRS TRAILS AT DOMINION, INC.
60        ERP-QRS VALLEY PARK SOUTH, INC.
61        ERP-QRS VILLA SERENAS, INC.
62        ERP-QRS VILLAGE OAKS, INC.
63        ERP-QRS WATSON, INC.
64        ERP-QRS WELLINGTON HILL, INC.
65        ERP-QRS YORKTOWNE, INC.
66        EVANS WITHYCOMBE FINANCE, INC
67        MERRY LAND APARTMENT COMMUNITIES, INC.
68        ML SERVICES, INC.
69        QRS IRONWOOD, INC.
70        QRS MARKS A, INC.
71        QRS MARKS B, INC.
72        QRS MISSOURI, INC.
73        QRS WARWICK, INC.
74        QRS-740 RIVER DRIVE, INC.
75        QRS-ARBORETUM, INC.
76        QRS-ARTBHOLDER, INC.
77        QRS-ARTCAPLOAN, INC.
78        QRS-BOND, INC.
79        QRS-CHARDONNAY PARK, INC
80        QRS-CONNOR, INC.
81        QRS-FERNBROOK, INC.
82        QRS-GATES OF REDMOND, INC
83        QRS-LLC, INC.
84        QRS-MUIRFIELD, INC.
85        QRS-NORTH HILL, INC
86        QRS-PORTLAND CENTER, INC.
87        QRS-SCARBOROUGH, INC.
88        QRS-SMOKETREE, INC.
89        QRS-TOWERS AT PORTSIDE, INC.
90        QRS-TOWNHOMES OF MEADOWBROOK, INC.
91        QRS-VININGS AT ASHLEY LAKE, INC.
92        QRS-WATERFALL, INC.
93        QRS-WOODRIDGE, INC.
94        WADLINGTON, INC.